     As filed with the Securities and Exchange Commission on April 29, 1997
                                                      1933 Act File No. 2-96738
                                                      1940 Act File No. 811-4253


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------


                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 18


                                       AND


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 19


                      MFS GOVERNMENT LIMITED MATURITY FUND
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


         |_| immediately upon filing pursuant to paragraph (b) |X| on April 30, 1997 pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to its fiscal year ended December 31, 1996 on February 26, 1997.

                      MFS GOVERNMENT LIMITED MATURITY FUND

                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A).

   ITEM NUMBER                                                             STATEMENT OF ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                   ------------------                        -------------------

      1     (a), (b)             Front Cover Page                                           *

      2     (a)                  Expense Summary                                            *

            (b), (c)                                *                                       *

      3     (a)                  Condensed Financial Information                            *

            (b)                                     *                                       *

            (c)                  Information Concerning Shares of                           *
                                   the Fund - Performance Information

            (d)                  Condensed Financial Information                            *

      4     (a)                  The Fund; Investment Objective                             *
                                   and Policies

            (b), (c)             Investment Objective and Policies                          *

      5     (a)                  The Fund; Management of the                                *
                                   Fund - Investment Adviser

            (b)                  Front Cover Page; Management of                            *
                                   the Fund - Investment Adviser;
                                   Back Cover Page

            (c)                  Management of the Fund -                                   *
                                   Investment Adviser


            (d)                  Management of the Fund -                                   *
                                   Administrator


            (e)                  Management of the Fund -                                   *
                                   Shareholder Servicing Agent;
                                   Back Cover Page

            (f)                  Expense Summary; Condensed                                 *
                                   Financial Information

            (g)                  Information Concerning Shares                              *
                                   of the Fund - Purchases


            (h)                                     *                                       *


      5A    (a), (b), (c)                           **                                      **

      6     (a)                  Information Concerning Shares                              *
                                   of the Fund - Description of
                                   Shares, Voting Rights and
                                   Liabilities; Information Concerning
                                   Shares of the Fund - Redemptions
                                   and Repurchases; Information
                                   Concerning Shares of the Fund -
                                   Purchases; Information Concerning
                                   Shares of the Fund - Exchanges

            (b), (c), (d)                           *                                       *

            (e)                  Shareholder Services                                       *

            (f)                  Information Concerning Shares                              *
                                   of the Fund - Distributions;
                                   Shareholder Services - Distribution
                                   Options

            (g)                  Information Concerning Shares                              *
                                   of the Fund - Tax Status;
                                   Information Concerning Shares
                                   of the Fund - Distributions

            (h)                                     *                                       *

      7     (a)                  Front Cover Page; Management                               *
                                   of the Fund - Distributor;
                                   Back Cover Page

            (b)                  Information Concerning Shares                              *
                                   of the Fund - Purchases; Net
                                   Asset Value

            (c)                  Information Concerning Shares                              *
                                   of the Fund - Purchases;
                                   Information Concerning Shares
                                   of the Fund - Exchanges;
                                   Shareholder Services

            (d)                  Front Cover Page; Information                              *
                                   Concerning Shares of the Fund -
                                   Purchases

            (e)                  Information Concerning Shares                              *
                                   of the Fund - Distribution Plan;
                                   Expense Summary

            (f)                  Information Concerning Shares                              *
                                   of the Fund - Distribution Plan


            (g)                  Expense Summary; Information                               *
                                 Concerning Shares of the
                                 Fund Purchases; Information
                                 Concerning Shares of the
                                 Fund - Exchanges;
                                 Information Concerning
                                 Shares of the Fund -
                                 Redemptions and
                                 Repurchases; Information
                                 Concerning Shares of the
                                 Fund - Distribution Plan;
                                 Information Concerning
                                 Shares of the Fund -
                                 Distributions; Information
                                 Concerning Shares of the
                                 Fund Performance
                                 Information; Shareholder
                                 Services


      8     (a)                  Information Concerning Shares                              *
                                   of the Fund - Redemptions and
                                   Repurchases; Information
                                   Concerning Shares of the Fund -
                                   Purchases

            (b), (c), (d)        Information Concerning Shares                              *
                                   of the Fund - Redemptions and
                                   Repurchases

      9                                             *                                       *

     ITEM NUMBER                                                           STATEMENT OF ADDITIONAL
FORM N-1A, PART B                   PROSPECTUS CAPTION                        INFORMATION CAPTION

     10     (a), (b)                                *                      Front Cover Page

     11                                             *                      Front Cover Page

     12                                             *                      Definitions

     13     (a), (b), (c)                           *                      Investment Objective,
                                                                            Policies and Restrictions

            (d)                                     *                                       *

     14     (a), (b)                                *                      Management of the Fund -
                                                                            Trustees and Officers


            (c)                                     *                      Management of the Fund -
                                                                            Trustees and Officers;
                                                                            Trustee Compensation Table


     15     (a)                                     *                                       *

            (b), (c)                                *                      Management of the Fund -
                                                                            Trustees and Officers

     16     (a)                  Management of the Fund -                  Management of the Fund -
                                   Investment Adviser                       Investment Adviser;
                                                                            Management of the Fund -
                                                                            Trustees and Officers

            (b)                  Management of the Fund -                  Management of the Fund -
                                   Investment Adviser                       Investment Adviser

            (c)                                     *                                       *


            (d)                                     *                      Management of the Fund -
                                                                            Investment Adviser; Administrator


            (e)                                     *                      Portfolio Transactions and
                                                                            Brokerage Commissions

            (f)                  Information Concerning                    Distribution Plan
                                   Shares of the Fund -
                                   Distribution Plan

            (g)                                     *                                       *

            (h)                                     *                      Management of the Fund -
                                                                            Custodian; Independent
                                                                            Auditors and Financial
                                                                            Statements; Back Cover
                                                                            Page

            (i)                                     *                      Management of Fund -
                                                                            Shareholder Servicing
                                                                            Agent

     17     (a), (b), (c),                          *                      Portfolio Transactions and
            (d), (e)                                                        Brokerage Commissions

     18     (a)                  Information Concerning                    Description of Shares
                                   Shares of the Fund -                     Voting Rights and
                                   Description of Shares,                   Liabilities
                                   Voting Rights and
                                   Liabilities

            (b)                                     *                                       *

     19     (a)                  Information Concerning                    Shareholder Services
                                   Shares of the Fund - Purchases;
                                   Shareholder Services

            (b)                  Information Concerning                    Management of the Fund -
                                   Shares of the Fund - Net                 Distributor; Determination of
                                   Asset Value; Information                 Net Asset Value and Performance -
                                   Concerning Shares of the                 Net Asset Value
                                   Fund - Purchases

            (c)                                     *                                       *

     20                                             *                      Tax Status

     21     (a), (b)                                *                      Management of the Fund -
                                                                            Distributor; Distribution Plan

            (c)                                     *                                       *

     22     (a)                                     *                                       *


            (b)                                     *                      Determination of Net Asset
                                                                            Value and Performance; Performance
                                                                            Information


     23                                             *                      Independent Auditors
                                                                            and Financial Statements

------------------------
*   Not Applicable
**  Contained in Annual Report

                      MFS GOVERNMENT LIMITED MATURITY FUND

Supplement to the May 1, 1997 Prospectus and Statement of Additional Information

     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated May 1, 1997, and contains a description of Class I shares.

     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                     CLASS I
                                                                      -------
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).................       None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds,
     as applicable) ............................................       None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
   Management Fees..............................................       0.40%
   Rule 12b-1 Fees..............................................       None
   Other Expenses(1)(2).........................................       0.285%
                                                                       -----
   Total Operating Expenses.....................................       0.685%

----------------
(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended December 31, 1996.
(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

       PERIOD                                               CLASS I
       ------                                               -------
       1 year........................................          $ 7
       3 years.......................................           22

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 2.50% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 1997.

                                          PROSPECTUS
                                          May 1, 1997
MFS(R) GOVERNMENT                         Class A Shares of Beneficial Interest
LIMITED MATURITY FUND                     Class B Shares of Beneficial Interest
(A Member of the MFS Family of Funds(R))  Class C Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                         Page
                                                                         ----
1. Expense Summary ................................................         2
2. The Fund .......................................................         3
3. Condensed Financial Information ................................         4
4. Investment Objective and Policies ..............................         6
5. Management of the Fund .........................................         9
6. Information Concerning Shares of the Fund ......................        10
      Purchases ...................................................        10
      Exchanges ...................................................        15
      Redemptions and Repurchases .................................        16
      Distribution Plan ...........................................        18
      Distributions ...............................................        20
      Tax Status ..................................................        20
      Net Asset Value .............................................        21
      Description of Shares, Voting Rights and Liabilities ........        21
      Performance Information .....................................        21
7. Shareholder Services ...........................................        22
   Appendix A .....................................................       A-1
   Appendix B .....................................................       B-1

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS GOVERNMENT LIMITED MATURITY FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000

The investment objective of MFS Government Limited Maturity Fund (the "Fund") is to preserve capital and provide high current income (compared to a portfolio entirely invested in money market instruments). The Fund will seek to achieve this objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Under normal market conditions, substantially all of the securities in the Fund's portfolio will have remaining maturities of five years or less. See "Investment Objective and Policies." The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases").


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund. The SAI is incorporated into this Prospectus by reference. See page 24 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                          CLASS A         CLASS B         CLASS C
                                                                           -------         -------         -------

    Maximum Initial Sales Charge Imposed on Purchases of Fund
      Shares (as a percentage of public offering price) ...........       2.50 %          0.00 %          0.00 %
    Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
      applicable) .................................................    See Below(1)       4.00 %          1.00 %

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ...............................................       0.40 %          0.40 %          0.40 %
    Rule 12b-1 Fees ...............................................       0.15 %(2)       0.96 %(3)       1.00 %(3)
    Other Expenses(4) .............................................       0.285%          0.285%          0.285%
                                                                          -----           -----           -----
    Total Operating Expenses ......................................       0.835%          1.645%          1.685%
------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning
    Shares of the Fund -- Purchases" below).
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment
    Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Service fee payments in the amount of 0.15%
    of the average daily net assets of the Fund attributable to Class A shares are currently being paid by the
    Fund. Payment of the remaining portion of the service fee will commence on such date as the Trustees of the
    Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (see "Information Concerning Shares of the Fund -- Distribution
    Plan" below).
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Except in the case of the first year service fee, the Class B service fee is currently set at
    0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information
    Concerning Shares of the Fund -- Distribution Plan" below).

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES


An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

PERIOD                                              CLASS A               CLASS B                        CLASS C
------                                              -------     ----------------------------  --------------------------
                                                                                   (1)                          (1)
 1 year  ........................................    $ 33            $ 57          $ 17           $ 27         $ 17
 3 years ........................................      51              82            52             53           53
 5 years ........................................      70             109            89             92           92
10 years ........................................     126             173(2)        173(2)         199          199
------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect
    Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections of this Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fee -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND


The Fund is an open-end, diversified management investment company which was originally organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985 and reorganized in July, 1988. Shares of the Fund are sold continuously to the public and the Fund uses the proceeds to buy securities (issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities) for its portfolio. Shares of the Fund are not government-guaranteed and will fluctuate in value, whereas bank certificates of deposit are insured and offer a fixed return and U.S. Treasury notes guarantee a return of principal and an income return if held to maturity. Three classes of shares of the Fund are currently offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 2.50% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees of the Fund are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and manages the Fund's portfolio from day to day in accordance with its investment objective and policies. The selection of investments and the way they are managed depend upon the conditions and trends in the economy and the financial market places. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less the applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority, as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                                            FINANCIAL HIGHLIGHTS
                                               CLASS A SHARES

                                                                                                                    YEAR ENDED
                                                                    YEAR ENDED DECEMBER 31,                        FEBRUARY 28,
                                                 -------------------------------------------------------------  ------------------
                                                   1996     1995     1994     1993     1992     1991   1990(S)    1990    1989*
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .........  $ 8.68   $ 8.42   $ 8.99   $ 8.98   $ 9.06   $ 9.09   $ 9.33   $ 9.51   $ 9.63
                                                  ------   ------   ------   ------   ------   ------   ------   ------    ------
Income from investment operations# --
  Net investment income ........................  $ 0.56   $ 0.59   $ 0.54   $ 0.52   $ 0.49   $ 0.52   $ 0.53   $ 0.69    $ 0.23
  Net realized and unrealized gain (loss)
    on investments .............................   (0.30)    0.25    (0.61)    0.10     0.07     0.21    --        0.10     (0.11)
                                                  ------   ------   ------   ------   ------   ------   ------   ------    ------
    Total from investment operations ...........  $ 0.26   $ 0.84   $(0.07)  $ 0.62   $ 0.56   $ 0.73   $ 0.53   $ 0.79    $ 0.12
                                                  ------   ------   ------   ------   ------   ------   ------   ------    ------
Less distributions declared to shareholders --
  From net investment income ...................  $(0.53)  $(0.58)  $(0.50)  $(0.51)  $(0.45)  $(0.49)  $(0.48)  $(0.67)   $(0.17)
  From net realized gain on investments ........    --       --       --      (0.10)   (0.14)    --       --      (0.14)    (0.02)
  From paid-in capital .........................    --       --       --       --      (0.05)   (0.27)   (0.29)   (0.16)    (0.05)
                                                  ------   ------   ------   ------   ------   ------   ------   ------    ------
    Total distributions declared to
      shareholders .............................  $(0.53)  $(0.58)  $(0.50)  $(0.61)  $(0.64)  $(0.76)  $(0.77)  $(0.97)   $(0.24)
                                                  ------   ------   ------   ------   ------   ------   ------   ------    ------
Net asset value -- end of period ...............  $ 8.41   $ 8.68   $ 8.42   $ 8.99   $ 8.98   $ 9.06   $ 9.09   $ 9.33    $ 9.51
                                                  ======   ======   ======   ======   ======   ======   ======   ======    ======
TOTAL RETURN(+) ................................   2.98%   10.36%  (0.76)%    7.00%    6.51%    8.44%    7.39%+   8.43%     3.02%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ...................................   0.84%    0.88%    0.89%    1.14%    1.38%    1.33%    1.40%+   1.43%     1.41%+
  Net investment income ........................   6.55%    6.91%    6.28%    5.62%    5.50%    5.89%    7.01%+   7.16%     6.97%+
PORTFOLIO TURNOVER .............................    301%     447%     328%     247%     391%   1,256%     845%     615%      170%
NET ASSETS AT END OF PERIOD (000 OMITTED) ......$226,976 $248,955 $257,154 $345,597 $296,788 $365,644 $427,849 $350,011  $117,584

(S)For the 10 months ended December 31, 1990.
  *For the period from the commencement of investment operations, September 26, 1988 to February 28, 1989.
  +Annualized.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  #Per share data for the periods subsequent to December 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

                                FINANCIAL HIGHLIGHTS -- continued
                                       CLASS B AND C SHARES

                                                                YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------------------------------------------
                                1996          1995          1994         1993**         1996          1995        1994***
----------------------------------------------------------------------------------------------------------------------------
                               CLASS B                                                 CLASS C
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -
 beginning of period .....       $ 8.67        $ 8.41        $ 8.98        $ 9.17        $ 8.65        $ 8.39         $ 8.62
                                 ------        ------        ------        ------        ------        ------         ------
Income from investment operations# -
  Net investment income ..       $ 0.47        $ 0.51        $ 0.47        $ 0.12        $ 0.48        $ 0.51         $ 0.17
  Net realized and
   unrealized gain (loss)
   on investments ........        (0.30)         0.25         (0.62)        (0.17)        (0.30)         0.25          (0.20)
    Total from investment
     operations ..........       $ 0.17        $ 0.76        $(0.15)       $(0.05)       $ 0.18        $ 0.76         $(0.03)
                                 ------        ------        ------        ------        ------        ------         ------
Less distributions declared to shareholders -
  From net investment
   income ................       $(0.45)       $(0.50)       $(0.42)       $(0.11)       $(0.46)       $(0.50)        $(0.20)
  From net realized gain
   on investments ........        --            --            --            (0.03)        --            --            --
                                 ------        ------        ------        ------        ------        ------         ------
    Total distributions
     declared to
     shareholders ........       $(0.45)       $(0.50)       $(0.42)       $(0.14)       $(0.46)       $(0.50)        $(0.20)
                                 ------        ------        ------        ------        ------        ------         ------
Net asset value - end of
 period ..................       $ 8.39        $ 8.67        $ 8.41        $ 8.98        $ 8.37        $ 8.65         $ 8.39
                                 ======        ======        ======        ======        ======        ======         ======
Total return(+) ..........        2.08%         9.31%       (1.65)%       (1.54)%+        2.12%         9.33%        (0.33)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .............        1.72%         1.74%         1.79%         1.83%+        1.69%         1.73%          1.62%+
  Net investment income ..        5.67%         6.02%         5.42%         4.58%+        5.68%         5.87%          6.10%+
PORTFOLIO TURNOVER .......         301%          447%          328%          247%          301%          447%           328%
NET ASSETS AT END OF
 PERIOD (000 OMITTED) ....      $34,643       $33,759       $23,918       $11,268       $22,215       $17,365         $3,403

 **For the period from the commencement of offering of Class B shares, September 7, 1993 to December 31, 1993.
***For the period from the commencement of offering of Class C shares, August 1, 1994 to December 31, 1994.
  +Annualized.
 ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  #Per share data for the periods subsequent to December 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The investment objective of the Fund is to preserve capital and provide high current income (compared to a portfolio entirely invested in money market instruments). Any investment involves risk and there can be no assurance that the Fund will achieve its objective.

INVESTMENT POLICIES -- The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"). Under normal market conditions, substantially all of the securities in the Fund's portfolio will have remaining maturities of five years or less.

For purposes of the foregoing investment policy, securities having a certain maturity will be deemed to include securities with an equivalent "duration" of such securities. "Duration" is a commonly used measure of the longevity of a debt instrument that takes into account the full stream of payments received on the instrument, including both interest and principal payments, based on their present values. A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and taking the dollar-weighted average time until those payments will be received. Contractual rights to dispose of a security, call options and prepayment assumptions may be considered in calculating duration because such rights limit the period during which the Fund bears a market risk with respect to the security.

U.S. GOVERNMENT SECURITIES: The Government Securities in which the Fund intends to invest include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less) and U.S. Treasury notes (maturities of one to ten years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association ("SLMA"). For a description of obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, see Appendix B.

Government Securities do not generally involve the credit risks associated with other types of fixed income securities, although, as a result, the yields available from Government Securities are generally lower than the yields available from corporate interest-bearing securities. Like other fixed income securities, however, the values of Government Securities change as interest rates fluctuate. THEREFORE, THE NET ASSET VALUE OF THE SHARES OF AN OPEN-END INVESTMENT COMPANY SUCH AS THE FUND, WHICH INVESTS IN FIXED INCOME SECURITIES, CHANGES AS THE GENERAL LEVELS OF INTEREST RATES FLUCTUATE. WHEN INTEREST RATES DECLINE, THE VALUE OF A PORTFOLIO INVESTED IN SUCH SECURITIES CAN BE EXPECTED TO RISE. CONVERSELY, WHEN INTEREST RATES RISE, THE VALUE OF A PORTFOLIO INVESTED IN SUCH SECURITIES CAN BE EXPECTED TO DECLINE. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. While the Fund seeks to maintain a relatively high, stable dividend, no specific level of income or yield differential can ever be assured since available yields vary over time.

When and if available, Government Securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

In order to make the Fund an eligible investment for Federal Credit Unions ("FCUs") and national banks, the Fund will invest only in those Government Securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Fund will comply with all investment limitations applicable to FCUs including the requirement that a FCU may only purchase Collateralized Mortgage Obligations (as described below) which would be eligible under the high risk securities test of Part 703 of the National Credit Union Administration Rules and Regulations.

Government Securities that the Fund may invest in also include zero coupon Government Securities. The Fund will not invest in zero coupon Government Securities with maturities exceeding 10 years and, under normal market conditions, will not invest in zero coupon Government Securities with remaining maturities exceeding five years. Zero coupon Government Securities are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon Government Securities do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than Government Securities which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities that are Government Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium, if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities. For a further description of mortgage pass-through securities, see the SAI.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively herein referred to as "Mortgage Assets"). Mortgage Assets underlying CMOs purchased by the Fund must be Government Securities. The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. The Fund may only invest in CMOs and multiclass pass-through securities which are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium, if any has been paid.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.


"WHEN-ISSUED" SECURITIES: Some Government Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase an obligation for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited as to the amount of Government Securities for which it has such commitments, it is expected that under normal circumstances not more than 30% of the Fund's total assets will be committed to such purchases. The Fund does not pay for such obligations until received and does not start earning interest on the obligations until the contractual settlement date. The Fund will establish a segregated account consisting of liquid assets equal to the amount of its commitments to purchase securities issued on such basis.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is Government Securities or a letter of credit).

For additional information concerning the use, risks and costs of "when-issued" and "forward delivery" securities, mortgage "dollar roll" transactions, CMOs and Mortgage Pass-Through Securities and the lending of securities, see the SAI.

                               ----------------


PORTFOLIO TRADING -- The Fund intends to fully manage its portfolio by buying and selling Government Securities, as well as holding selected obligations to maturity. In managing its portfolio, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Fund in managing its portfolio, which may include adjusting the average duration of the portfolio in anticipation of a change in interest rates, see the SAI. For the fiscal year ended December 31, 1996, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio transactions, see the SAI.


                               ----------------

The SAI includes a discussion of other investment policies and a listing of investment restrictions which govern the investment policies of the Fund. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

5.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated August 10, 1988, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with investment advisory services. D. Richard Smith, a Vice President of the Adviser, has been the Fund's portfolio manager since February, 1997. Mr. Smith has been employed as a portfolio manager by the Adviser since 1993. Prior to 1993, Mr. Smith was a portfolio manager at Solomon Brothers, Inc. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee equal to the lesser of (i) 0.40% of the Fund's average daily net assets or (ii) 0.38% of the Fund's average daily net assets plus 5.36% of the Fund's gross income (i.e., income other than from the sale of securities, and short term gains from futures transactions), in each case on an annualized basis for the Fund's then-current fiscal year. For the fiscal year ended December 31, 1996 MFS received management fees of $1,185,293 equivalent on an annualized basis to 0.40% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under management of the MFS organization were approximately $51.5 billion on behalf of approximately 2.4 million investor accounts as of March 31, 1997. As of such date, the MFS organization managed approximately $18.9 billion of assets in fixed income portfolios and fixed income portfolios of MFS Institutional Advisors, Inc. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President, of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman, President and a Trustee of the Fund. W. Thomas London, James O. Yost, Stephen
E. Cavan, and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Fund.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

6.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, B and C shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                                      SALES CHARGE* AS
                                                                                       PERCENTAGE OF:
                                                                              --------------------------------     DEALER ALLOWANCE
                                                                                                  NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                                            OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                                            --------------       --------       -----------------
Less than $50,000 ..........................................................       2.50%             2.56%               2.25%
$50,000 but less than $100,000 .............................................       2.25              2.30                2.25
$100,000 but less than $250,000 ............................................       2.00              2.04                1.75
$250,000 but less than $500,000 ............................................       1.75              1.78                1.50
$500,000 but less than $1,000,000 ..........................................       1.50              1.52                1.25
$1,000,000 or more .........................................................       None**            None**           See Below**
------------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 2.25% and MFD retains approximately 1/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i) on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b), the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:


       COMMISSION PAID
            BY MFD
          TO DEALERS          CUMULATIVE PURCHASE AMOUNT
       ---------------        --------------------------
            1.00%             On the first $2,000,000, plus
            0.80%             Over $2,000,000 to $3,000,000, plus
            0.50%             Over $3,000,000 to $50,000,000, plus
            0.25%             Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

    (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                     YEAR OF                                 CONTINGENT
                    REDEMPTION                             DEFERRED SALES
                  AFTER PURCHASE                               CHARGE
                  --------------                               ------
First ...............................................            4%
Second ..............................................            4%
Third ...............................................            3%
Fourth ..............................................            3%
Fifth ...............................................            2%
Sixth ...............................................            1%
Seventh and following ...............................            0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996 will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $1,000,000 per transaction.


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).


Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.


    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calender year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.


REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 and Class C share purchases will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C Shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each Class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.15%, 0.96% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Service fee payments in the amount of 0.15% of the average daily net assets of the Fund attributable to Class A shares are currently being paid by the Fund. Payment of the remaining portion of the service fee will become payable on such date as the Trustees of the Trust may determine. Except in the case of the first year service fee, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine.


DISTRIBUTIONS
Substantially all of the Fund's net investment income for any calendar year is declared as dividends daily and paid to its shareholders as dividends on a monthly basis. Dividends generally are distributed on the first business day of the following month. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.


TAX STATUS
In order to minimize the taxes the Fund would otherwise be required to pay, the Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes.

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisers in this regard. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), the portion representing interest on U.S. government obligations and the amount, if any, of federal income tax withheld.

Fund distributions of net capital gains or net short-term capital gains will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes such a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market or other fair value, as described in the SAI. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. Each share of a class represents an equal proportionate interest in the Fund with each other share of that class subject to any liabilities of the particular class. Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Each class of shares of the Fund will vote separately on any material increase in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the Fund on all other matters. The Fund has reserved the right to create series of shares and to issue additional classes of shares. Each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. The Fund does not intend to hold annual shareholder meetings. The Fund's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Fund itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share of each class over a 30-day period stated as a percent of the maximum public offering price of the shares of that class on the last day of that period. The yield calculation for Class B and Class C shares assumes no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid.

The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the deduction of an initial sales charge and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended December 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its portfolio holdings available to investors upon request.


7.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the last business day of the month. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13- month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow arrangements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


    DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (and, in the case of Class C shares, for shares of MFS Money Market Fund) if such funds are available for sale under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges from MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


    Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

                               ----------------


The Fund's SAI, dated May 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to: (i) investment objective, policies and restrictions;
(ii) Trustees, officers and investment adviser; (iii) portfolio transactions;
(iv) the method used to calculate performance quotations of the Fund; (v) various services and privileges provided for the benefit of shareholders; (vi) the Distribution Plan; (vii) determination of net asset value of shares of the Fund; and (viii) certain voting rights of shareholders.

                                                                    APPENDIX A
                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares is waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).

I.   WAIVERS OF ALL APPLICABLE SALES CHARGES

     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:

     1.   DIVIDEND REINVESTMENT

          o    Shares acquired through dividend or capital gain reinvestment;
               and

          o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

     2.   CERTAIN ACQUISITIONS/LIQUIDATIONS

          o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     3.   AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

          o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


          o Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;


          o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

          o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


          o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").


     4.   INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

          o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

     5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

          INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

          o    Death or disability of the IRA owner.

          SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")


          o Death, disability or retirement of 401 (a) or ESP Plan participant;

          o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


          o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);


          o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

          o    Tax-free return of excess 401(a) or ESP Plan contributions;

          o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

          o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


          SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")


          o    Death or disability of SRO Plan participant.


     6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

          o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II.  WAIVERS OF CLASS A SALES CHARGES


     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:


     1.   INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

          o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

     2.   WRAP ACCOUNT INVESTMENTS

          o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

     3.   INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

          o    Shares acquired by insurance company separate accounts.

     4.   RETIREMENT PLANS

          ADMINISTRATIVE SERVICES ARRANGEMENTS

          o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

          REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

          o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

          Shares redeemed on account of distributions made under the following circumstances:

          IRA'S

          o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

          o    Tax-free returns of excess IRA contributions.

          401(a) PLANS


          o Distributions made on or after the 401 (a) Plan participant has attained the age of 59 1/2 years old; and


          o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

          ESP  PLANS AND SRO PLANS


          o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

     1.   SYSTEMATIC WITHDRAWAL PLAN

          o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

     2.   DEATH OF OWNER

          o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3.   DISABILITY OF OWNER

          o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

          IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS


          o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.


          SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

          o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

          o    Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
          U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

FHA DEBENTURES are debentures issued by the Federal Housing Administration and fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government which represent partial ownership interests in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FHLMC BONDS are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FNMA BONDS are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

PUBLIC HOUSING NOTES AND BONDS are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is guaranteed by the full faith and credit of the U.S. Government.

SBA DEBENTURES are debentures issued and guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

SLMA DEBENTURES are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TITLE XI BONDS are ship financing bonds issued under Title XI of the Merchant Marine Act of 1936, as amended, and guaranteed by the Maritime Administration of the U.S. Government.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS are bonds issued by the Washington Metropolitan Area Transit Authority and guaranteed by the full faith and credit of the U.S. Government.

The list of securities set forth above does not purport to be an exhaustive compilation of all debt obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities. The Fund reserves the right to invest in debt obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities in addition to those listed above.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281
Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02110



[logo] M F S(SM)
INVESTMENT MANAGEMENT
   We invented the mutual fund(SM)

MFS(R) GOVERNMENT LIMITED
MATURITY FUND
500 Boylston Street
Boston, MA 02116


                        MGL-1-5/97/60M    28/228/328




[logo] M F S(SM)
INVESTMENT MANAGEMENT
   We invented the mutual fund(SM)

MFS(R) GOVERNMENT LIMITED
MATURITY FUND

Prospectus


May 1, 1997

MFS(SM)
INVESTMENT MANAGEMENT

MFS(R) GOVERNMENT                                        STATEMENT OF
LIMITED MATURITY FUND                                    ADDITIONAL INFORMATION

(A Member of the MFS Family of Funds(R))                            May 1, 1997
-------------------------------------------------------------------------------
                                                                          Page
                                                                          ----
 1.  Definitions ...............................................            2
 2.  Investment Objective, Policies and Restrictions ...........            2
 3.  Management of the Fund ....................................            5
        Trustees ...............................................            5
        Officers ...............................................            5
        Trustee Compensation Table .............................            6
        Investment Adviser .....................................            6
        Administrator ..........................................            7
        Custodian ..............................................            7
        Shareholder Servicing Agent ............................            7
        Distributor ............................................            7
 4.  Portfolio Transactions and Brokerage Commissions ..........            8
 5.  Shareholder Services ......................................            9
        Investment and Withdrawal Programs .....................            9
        Exchange Privilege .....................................           11
        Tax-Deferred Retirement Plans ..........................           11
 6.  Tax Status ................................................           11
 7.  Determination of Net Asset Value and Performance ..........           12
 8.  Distribution Plan .........................................           14
 9.  Description of Shares, Voting Rights and Liabilities ......           15
10.  Independent Auditors and Financial Statements .............           16
     Appendix A -- Performance Information .....................          A-1

MFS GOVERNMENT LIMITED MATURITY FUND
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated May 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

   "Fund"                        -- MFS(R) Government Limited Maturity
                                    Fund, a Massachusetts business
                                    trust. The Fund was known as "MFS
                                    Government Premium Account" until
                                    its name was changed on August 3,
                                    1992, and as "MFS Government
                                    Premium Fund" until its name was
                                    changed on May 1, 1993.

   "MFS" or the "Adviser"        -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

   "MFD"                         -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.


   "Prospectus"                  -- The Prospectus of the Fund, dated
                                    May 1, 1997, as amended or
                                    supplemented from time to time.


2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
INVESTMENT OBJECTIVE AND POLICIES. The investment objective and policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment policies and restrictions supplements and should be read in conjunction with the information set forth in the "Investment Objective and Policies" section of the Prospectus.

The Fund may invest in collateralized mortgage obligations, multiclass pass-through securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and in zero coupon Government Securities (as defined in the Prospectus).

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies, authorities or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations).

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veteran's Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements only with sellers who are primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest U.S. commercial banks. The securities that the Fund purchases and holds through its agent are Government Securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government Securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securites. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase Government Securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with Securities and Exchange Commission ("SEC") policies concerning such purchases. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. The Fund does not intend to make such purchases for speculative purposes. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Collateral underlying CMOs purchased by the Fund must be Government Securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. In the case of the Fund, these Mortgage Assets must be Government Securities. The Fund may only invest in CMOs and multiclass pass-through securities which are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

In a CMO, a series of bonds or certificates is usually issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans usually are made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange"), and are secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

                               ----------------

PORTFOLIO TRADING: The Fund intends to fully manage its portfolio by buying and selling Government Securities, as well as holding selected obligations to maturity. In managing its portfolio the Fund seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

    (1) selling one type of Government Security (e.g., Treasury bonds) and buying another (e.g., GNMA direct pass-through certificates) when disparities arise in the relative values of each; and

    (2) changing from one Government Security to an essentially similar Government Security when their respective yields are distorted due to market factors.

The Fund will also use the techniques described above under "Repurchase Agreements" and " "When-Issued" Securities" to manage its portfolio.

These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

The Fund will engage in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in attaining its investment objective. See "Portfolio Transactions and Brokerage Commissions."

The objective and the policies described above may be changed without shareholder approval.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of its shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Fund (or a class, as applicable) or (ii) 67% or more of the outstanding shares of the Fund (or a class, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Fund (or a class, as applicable) are represented at such meeting in person or by proxy):

The Fund may not:

    (1) borrow money or pledge, mortgage or hypothecate in excess of 1/3 of its assets, and then only as a temporary measure for extraordinary or emergency purposes or except as contemplated by clause (6) below (the Fund intends to borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets);

    (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with Futures Contracts and related options;

    (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchasing and selling of puts, calls or combinations thereof with respect to Government Securities and with respect to Futures Contracts or the purchase, ownership, holding or sale of contracts for the future delivery of fixed income securities;

    (4) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell Futures Contracts and related options;

    (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's total assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options);

    (7) make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements (for these purposes the purchase of all or a portion of an issue of debt securities in accordance with the Fund's investment objective and policies shall not be considered the making of a loan);

    (8) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

    (9) purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); or

    (10) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security).

The Fund has also adopted a policy which is fundamental and which provides that the Fund's assets will be invested in Government Securities and related repurchase agreements.

The Fund has also adopted the following policies which are not fundamental and which may be changed without shareholder approval. The Fund will not knowingly invest in securities which are restricted securities under the Securities Act of 1933, unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's total assets (taken at market value) would be so invested. The Fund will also not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

STATE AND FEDERAL RESTRICTIONS: In order to comply with certain state and federal statutes and policies, the Fund will not, as a matter of operating policy, (i) invest more than 5% of its total assets at the time of investment in companies which, including predecessors, have a record of less than three years' continuous operation, (ii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or Director of the Adviser if, after the purchase of the securities of such issuer by the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, (iii) invest for the purpose of exercising control or management, (iv) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund and, provided further, that the Fund shall not purchase securities issued by any open-end investment company, or (v) invest more than 10% of its assets (taken at market value) in securities (including repurchase agreements maturing in more than seven days) for which there are no readily available market quotations. These policies are not fundamental and may be changed by the Fund without shareholder approval in response to changes in the various state and federal requirements.

APPLICABLITY OF RESTRICTIONS: Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  MANAGEMENT OF THE FUND

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Fund are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)



TRUSTEES
A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: Room 5600, 30 Rockefeller Plaza, New York, New York

WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June, 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio

OFFICERS
W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

----------
*"Interested persons" (as defined in the Investment Company Act of 1940 (the
 "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended together with such Trustees' out-of-pocket expenses). The Fund has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott or Shames. The Fund will accrue compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                     RETIREMENT
                                      BENEFIT                  TOTAL TRUSTEE
                                     ACCRUED AS    ESTIMATED   FEES FROM FUND
                      TRUSTEE FEES  PART OF FUND CREDITED YEARS   AND FUND
TRUSTEE               FROM FUND(1)   EXPENSE(1)  OF SERVICE(2)   COMPLEX(3)
-----------------------------------------------------------------------------
Richard B. Bailey       $3,050        $  912           10        $247,168
A. Keith Brodkin         --0--         --0--          N/A          --0--
Marshall N. Cohan        4,175         1,980           14         149,258
Dr. Lawrence Cohn        3,725           559           18         136,508
Sir David Gibbons        3,725         1,520           13         136,508
Abby M. O'Neill          3,275           685           10         123,758
Walter E. Robb, III      4,175         2,200           17         149,258
Arnold D. Scott          --0--         --0--          N/A          --0--
Jeffrey L. Shames        --0--         --0--          N/A          --0--
J. Dale Sherratt         4,175           643           20         149,258
Ward Smith               4,175           865           13         149,258
----------
(1) For fiscal year ended December 31, 1996.
(2) Based on normal retirement age of 75.
(3) Information provided is provided for calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                         YEARS OF SERVICE
                              --------------------------------------------
AVERAGE TRUSTEE FEES          3          5           7        10 OR MORE
--------------------------------------------------------------------------
      $2,745                $412      $  686      $  961        $1,373
       3,115                 467         779       1,090         1,557
       3,484                 523         871       1,219         1,742
       3,854                 578         963       1,349         1,927
       4,223                 633       1,056       1,478         2,112
       4,593                 689       1,148       1,607         2,296
----------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of March 31, 1997, all officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund.

As of March 31, 1997, Merrill Lynch, Pierce, Fenner and Smith Inc., MFBFX 98437, P.O. Box 45286, Jacksonville, Florida 32232-5286 was the record owner of approximately 14.7% of the outstanding Class B shares of the Fund.

As of March 31, 1997, BHC Securities, Inc. FAO 70711520, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7042 and Randolph Telephone Membership Corp., 3733 Old Cox Road, Asheboro, NC 27203-1517 were the record owners of approximately 12.93% and 7.03%, respectively, of the outstanding Class C Shares of the Fund.

As of March 31, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the record owner of approximately 99.97% of the outstanding Class I Shares of the Fund.

The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liabilities to the Fund or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated August 10, 1988, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee equal to the lesser of (i) 0.40% of the Fund's average daily net assets or (ii) 0.38% of the Fund's average daily net assets plus 5.36% of the Fund's gross income (i.e., income other than from the sale of securities, and short term gains from futures transactions), in each case on an annualized basis for the Fund's then-current fiscal year. Prior to April 1, 1994, the Adviser received a management fee, computed and paid monthly, in an amount equal to the sum of 0.38% of the average daily net assets of the Fund plus 5.36% of the Fund's gross income (i.e., income other than from the sale of securities, short-term gains from options and futures transactions and premium income from options written), in each case on an annualized basis for the Fund's then-current fiscal year. (For the period from May 1, 1993 to April 1, 1994, however, the Adviser had voluntarily agreed to establish its management fee as the lesser of (i) 0.55% of the Fund's average daily net assets or (ii) the amount of such fee as otherwise calculated in accordance with the Advisory Agreement, with the Fund.)

For the fiscal year ended December 31, 1994, MFS voluntarily reduced its management fee to $1,401,230, equivalent to 0.38% of the Fund's average daily net assets and 5.36% of gross income. If MFS had not reduced its management fee, MFS would have received a management fee of $1,561,767, under the Advisory Agreement, which would have been equivalent on an annualized basis to 0.40% of the Fund's average daily net assets. For the fiscal years ended December 31, 1996 and 1995, MFS received management fees of $1,185,293 and $1,145,992, respectively, equivalent on an annualized basis to 0.40% of the Fund's average daily net assets under the Advisory Agreement.


In order to comply with the requirements of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or recission of the various state requirements.


The Fund pays all of its expenses (other than those assumed by the Adviser or MFD), including: Trustee fees (discussed above); governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent accountants, of legal counsel, and of any transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements to shareholders and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD, the Fund's principal underwriter, requires MFD to pay for prospectuses that are to be used for sales purposes. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during its fiscal year ended December 31, 1996 see "Financial Statements -- Statement of Operations" in the Annual Report to shareholders. Payment by the Fund of brokerage commission for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


The Adviser pays the compensation of the Fund's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions and, in general, administering the Fund's affairs.


The Advisory Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions -- Investment Restrictions" above) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities (as defined in "Investment Objective, Policies and Restrictions -- Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement further provides that MFS may render services to others and may permit fund clients in addition to the Fund to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated August 10, 1988 (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13% attributable to Class A, Class B and Class C shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement") with the Fund. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other Funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 2 1/4% and MFD retains approximately 1/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B shares, Class C shares and Class I shares to dealers. The public offering price of Class B shares, Class C shares and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).


GENERAL: On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares. Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change.


During the Fund's fiscal year ended December 31, 1996, MFD received sales charges of $27,345 and dealers received sales charges of $233,785 (as their concession on gross sales charges of $261,130) for selling Class A shares of the Fund; the Fund received $46,464,713 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended December 31, 1995, MFD received sales charges of $29,605 and dealers received sales charges of $325,395 (as their concession on gross sales of $355,000) for selling Class A shares of the Fund; the Fund received $56,232,743 representing the aggregate net asset value of such shares. During the fiscal year ended December 31, 1994, MFD received sales charges of $43,591 and dealers received sales charges of $345,947 (as their concession on gross sales charges of $389,538) for selling Class A shares of the Fund; the Fund received $59,857,104 representing the aggregate net asset value of such shares.

For the fiscal years ended December 31, 1994, 1995 and 1996, the contingent deferred sales charges ("CDSC") imposed on redemption of Class A shares were $238,743, $22,488 and $6,765, respectively. For the fiscal years ended December 31, 1996, 1995 and 1994, the CDSC imposed on redemption of Class B shares was $131,522, $121,288 and $192,283, respectively. For the fiscal year ended December 31, 1996, the CDSC imposed on redemption of Class C shares was $2,718.

The Distribution Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE
    COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. Government Securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. Subject to the requirement of seeking execution at the most favorable price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

For the fiscal year ended December 31, 1996, the Fund acquired and retained securities issued by Goldman Sachs, a regular broker dealer of the Fund, which securities had a value of $5,784,000 as of December 31, 1996.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In some cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program also will not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $25,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 2.25% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to a CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) to the extent necessary, any "Free Amount"; (ii) any "Reinvested Shares" and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar group; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee will be charged for exchanges in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges, are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of their initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


  EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange on any business day, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. No more than five exchanges may be made in any one Exchange Request by telephone. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

  TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by certain types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non- employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6.  TAX STATUS

FEDERAL TAXES

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are made in cash or in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes in certain states. Residents of certain states may be subject to an intangibles tax or a personal property tax on all or a portion of the value of their shares. The Fund intends to advise shareholders of the proportion of its distributions that consists of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

7.  DETERMINATION OF NET ASSET VALUE AND
    PERFORMANCE
NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, such Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities and other assets for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION
TOTAL RATE OF RETURN:
The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (2.50% maximum), and/ or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an intial investment of $10,000 in Class A shares, and cover the period from the Fund's commencement of investment operations, September 26, 1988, to December 31, 1996. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in its portfolio, but also on changes in the current value of such securities and on changes in the Fund's expenses. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the Fund's yield and total rate of return to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-Talk (637-8255).

YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class of the Fund over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum public offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to that class during the period, minus accrued expenses of such class for the period, by (ii) the average number of Fund shares of such class entitled to receive dividends during the period multiplied by the maximum public offering price per share of such class on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 2.50%. For Class B and Class C shares, the Fund's yield calculation assumes no CDSC is paid. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 2.50%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid. Current distribution rate quotations for each class of shares are presented in Appendix A hereto.

GENERAL: From time to time, the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of Fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time, the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks. and other similar or related matters.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding the following: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.

       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and the respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended December 31, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD        BY DEALERS
-----------------                    -------     -------------  -------------
Class A Shares                      $363,114       $ 13,230       $349,884
Class B Shares                      $325,993       $255,937       $ 70,056
Class C Shares                      $203,644       $    127       $203,517

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
    LIABILITIES

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify the shares of the Fund into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund, Class A, Class B and Class C shares as well as Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, the shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to its shareholders. The Fund reserves the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (subject to any class expenses) and each series may be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election of Trustees and the selection of accountants. The Fund reserves the right to create additional classes of shares.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. The Fund may merge or consolidate with another organization or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient. The Fund may be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares or by the Trustees by written notice. If not so terminated, the Fund will continue indefinitely.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Fund's Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Fund's Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND FINANCIAL
    STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and Statement of Assets and Liabilities at December 31, 1996, the Statement of Operations for the year ended December 31, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                    PERFORMANCE RESULTS -- CLASS A SHARES

                         VALUE OF        VALUE OF     VALUE OF
                      INITIAL $10,000  CAPITAL GAIN   REINVESTED    TOTAL
    YEAR ENDED           INVESTMENT    DISTRIBUTIONS  DIVIDENDS     VALUE
    ----------         --------------  -------------  ----------    -----

 December 31, 1988*       $9,645            $0          $  163     $ 9,808
 December 31, 1989         9,635             0           1,206     10,841
 December 31, 1990         9,200             0           2,161     11,361
 December 31, 1991         9,170             0           3,150     12,320
 December 31, 1992         9,089             0           4,033     13,122
 December 31, 1993         9,099             0           4,941     14,040
 December 31, 1994         8,522             0           5,412     13,934
 December 31, 1995         8,795             0           6,583     15,378
 December 31, 1996         8,512             0           7,324     15,836

*For the period from the commencement of investment operations, September 26, 1988, to December 31, 1988.

Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the fiscal year ended December 31, 1996.

                                                                                       ACTUAL
                                                                                       30-DAY      30-DAY
                                                                                        YIELD       YIELD
                                                  AVERAGE ANNUAL TOTAL RETURNS        (INCLUDING  (WITHOUT        CURRENT
                                                  ----------------------------           ANY         ANY       DISTRIBUTION
                                            1 YEAR         5 YEAR     LIFE OF FUND(1)  WAIVERS)    WAIVERS)         RATE
                                            ------         ------     --------------  ----------   --------    ------------

Class A Shares with sales charge .........   0.43%          4.62%          5.72%           N/A       5.18%          6.11%
Class A Shares without sales charge ......   2.98%          5.15%          6.05%           N/A       N/A            N/A
Class B Shares with CDSC .................  -1.79%          4.19%(2)       5.65%(2)        N/A       N/A            N/A
Class B Shares without CDSC ..............   2.08%          4.51%(2)       5.65%(2)        N/A       4.40%          5.40%
Class C Shares with CDSC .................   1.15%          4.64%(3)       5.74%(3)        N/A       N/A            N/A
Class C Shares without CDSC ..............   2.12%          4.64%(3)       5.74%(3)        N/A       4.33%          5.44%

(1) From the initial public offering date of the Fund on September 26, 1988.

(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on August 1, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116


[LOGO] MFS(SM)
INVESTMENT MANAGEMENT
  We invented the Mutual fund(SM)


MFS(R) GOVERNMENT LIMITED MATURITY FUND
500 Boylston Street
Boston, MA 02116

                                                 MGL-13-5/97/525    28/228/328

[LOGO M F S]


MFS Government Limited Maturity Fund


[Graphics]

Learning financial basics the easy way (see page 22)

TABLE OF CONTENTS

Letter from the Chairman...................................................     1
Portfolio Manager's Overview...............................................     3
Portfolio Manager's Profile................................................     5
Fund Facts.................................................................     6
Performance Summary........................................................     6
Portfolio of Investments...................................................     9
Financial Statements.......................................................    10
Notes to Financial Statements..............................................    16
Independent Auditors' Report...............................................    21
The ABCs of Investing......................................................    22
The MFS Family of Funds(R).................................................    24
Trustees and Officers......................................................    25


-------------------------------------------------------------------------------
HIGHLIGHTS

 - FOR THE YEAR ENDED DECEMBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 2.98%, CLASS B SHARES 2.08%, AND CLASS C SHARES 2.12%.

 - WHILE ECONOMIC MOMENTUM EASED IN LATE SUMMER, AND U.S. TREASURY YIELDS DECLINED, MORE RECENT ECONOMIC DATA SUGGEST GROWTH HAS RETURNED TO SOMEWHAT ABOVE-TREND LEVELS.

 - THE FUND HAS A 50% POSITION IN MORTGAGE SECURITIES. WE CONTINUE TO BELIEVE THAT THIS IS AN ATTRACTIVE SECTOR, AS YIELD SPREADS REMAIN FAVORABLE, ISSUANCE PATTERNS LIGHT, AND THE LEVEL OF MORTGAGE REFINANCINGS LOW.

-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN



                              Dear Shareholders:

[LOGO PHOTOGRAPH OF           After more than six years of expansion, the U.S.
  A. KEITH BRODKIN]           economy appears headed toward another year of at
                              least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

     In the bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan late in 1996 created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 1%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/S/ A. KEITH BRODKIN
A. Keith Brodkin
Chairman and President

January 12, 1997

PORTFOLIO MANAGER'S OVERVIEW



[LOGO PHOTOGRAPH OF           Dear Shareholders:
 STEVEN E. NOTHERN]           Expectations in the fixed-income markets have
                              shifted over the past 12 months. Early in 1996, expectations were for continued lowering of short-term interest rates by the Federal Reserve
                              Board. Stronger economic conditions during the second quarter, however, pushed growth sharply above the Fed's long-term targeted trend rate of 2.0% to 2.5%, precluding further easing. The market responded to this above-trend growth with a sharp sell-off, as yields on two-year U.S. Treasuries moved from 5.17% on January 1, 1996 to 6.12% by the end of June. As economic momentum eased in late summer, however, market participants increasingly believed that economic growth was once again slipping to a below-trend pace, and two-year Treasury yields dropped back to the 5.60% level by the end of November. The latest economic data suggest growth has returned to somewhat above-trend levels. Unemployment remains low and consumer confidence high; with the U.S. economy now bumping up against capacity constraints, the risk is that the inflation rate could continue to inch upward. This has caused expectations to once again turn negative in the final month of the year, with rising yields reversing much of the sharp rally enjoyed by the bond markets since late summer.

     For the year, two-year Treasury yields, which stood at 5.17% on January 1, 1996, rose to 5.88% by December 31, 1996, while yields on five-year Treasuries rose from 5.39% to 6.21% over the same period. An investment in two-year Treasuries during this period would have produced a total return of 4.80%, and an investment in five-year Treasuries would have produced a total return of 2.43%.

     In this environment, Class A shares of the Fund provided a total return of 2.98%, Class B shares 2.08%, and Class C shares 2.12% for the 12 months ended December 31, 1996. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. During this same period, the Lehman Brothers One- to Five-Year Government Bond Index (the Lehman Index), a market-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to five years, returned 4.60%. The performance of the Fund lagged that of the broader market index for the year. Early in the year, we had been suspect about the economy's ability to sustain an above-trend surge, and were not positioned for the sharp sell-off caused by the cessation of Federal Reserve easing of interest rates and by the failure of federal budget negotiations in January. Also, we had not anticipated the growth slowdown later in the year, believing that the move to lower rates was unjustified based on economic fundamentals. Consequently, we maintained overall portfolio durations that were slightly short to the broader market index, detracting from relative performance during the second half of the year.

     The Fund is a short-maturity (securities with remaining maturities of five years or less)government-only fund that limits its overall interest rate sensitivity to approximately that of a three-year Treasury. (While U.S. Treasury securities fluctuate in value, they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal.) The portfolio is currently positioned for stable to rising yields in the near term, and it is 10% to 15% less sensitive to market price movements than the Lehman Index, with a focus on securities which add incremental yield to the Fund. In order to help protect principal in a rising interest rate environment, we will continue to maintain above-average cash positions.

     The portfolio currently has a 50% position in mortgage securities. We remain optimistic about the mortgage market and continue to believe that this is an attractive sector. Yield spreads remain favorable, issuance patterns light, and prepayment volatility muted given the low level of mortgage refinancing. Also, there are many potential buyers in the marketplace, especially for securities exhibiting moderate price volatility. Portfolio positions are concentrated in five- and 15-year balloon agency pass-throughs. These issues have a price sensitivity comparable to two- and three-year Treasuries, with yield advantages of 0.50% to 0.80%. Other positions represented are 30-year, high-coupon agency pass-throughs, which yield 1.10% more than three-year Treasuries, and very stable short-maturity collateralized mortgage obligations. These short issues yield 0.40% and 0.50% more than two-year Treasuries.

     Our ability to invest in both Treasury and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Fund will, however, continue to adhere to its policy of avoiding any exposure to futures, option contracts, or the more volatile mortgage-derivative securities. As always, we will continue to maintain our commitment to providing competitive returns over the long term.

Respectfully,

/S/Steven E. Nothern

Steven E. Nothern
Portfolio Manager

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

STEVEN E. NOTHERN BEGAN HIS CAREER AT MFS IN 1986 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF MIDDLEBURY COLLEGE AND BOSTON UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. IN 1992, HE BECAME PORTFOLIO MANAGER OF MFS GOVERNMENT LIMITED MATURITY FUND. MR. NOTHERN IS A CHARTERED FINANCIAL ANALYST.

NOTE TO SHAREHOLDERS: EFFECTIVE JANUARY 1, 1997, KEVIN M. CRONIN SUCCEEDS MR. NOTHERN AS PORTFOLIO MANAGER OF THE FUND. MR. CRONIN JOINED MFS IN 1993 AS A MEMBER OF THE FIXED INCOME DEPARTMENT AND IS A VICE PRESIDENT OF MFS. HE ALSO MANAGES FIXED-INCOME PORTFOLIOS FOR MFS INSTITUTIONAL ADVISORS, INC. MR. CRONIN IS A GRADUATE OF WESLEYAN UNIVERSITY AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST. MR. NOTHERN WILL CONTINUE TO MANAGE MFS GOVERNMENT SECURITIES FUND AS WELL AS THE GOVERNMENT SECURITIES PORTIONS OF THE MFS CLOSED-END FUNDS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND FACTS

STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO PRESERVE
                         CAPITAL AND PROVIDE HIGH CURRENT INCOME
                         (COMPARED TO A PORTFOLIO ENTIRELY INVESTED IN
                         MONEY MARKET INSTRUMENTS).
COMMENCEMENT OF
INVESTMENT
OPERATIONS:              SEPTEMBER 26, 1988

SIZE:                    $283.8 MILLION NET ASSETS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Government Limited Maturity Fund Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 2.50% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT]
(For the Period from October 1, 1988 to December 31, 1996)

[CHART]

        MFS Government       Consumer        Lehman Brothers
       Limited Maturity    Price Index-         1-5 Year
           Class A              US        Government Bond Index

            9747              10000               10000
            9808              10126               10076
            10841             10597               11247
            11362             11244               12357
            12321             11588               13958
            13122             11921               14892
            14040             12252               15916
            13934             12580               15759
            15378             12890               17774
            15836             13353               18590

                                                                         Life of
      AVERAGE ANNUAL TOTAL RETURNS         1 Year    3 Years   5 Years    Fund+
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class A) including 2.50% sales charge   + 0.43%   + 3.22%   + 4.62%   + 5.72%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class A)
  at net asset value                       + 2.98%   + 4.09%   + 5.15%   + 6.05%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class B)
  with CDSC                                - 1.79%   + 2.26%   + 4.19%   + 5.65%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class B) without CDSC                   + 2.08%   + 3.15%   + 4.51%   + 5.65%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class C)
  with CDSC                                + 1.15%   + 3.25%   + 4.64%   + 5.74%
--------------------------------------------------------------------------------
MFS Government Limited Maturity Fund
  (Class C) without CDSC                   + 2.12%   + 3.25%   + 4.64%   + 5.74%
--------------------------------------------------------------------------------
Average short-term U.S. government fund    + 4.35%   + 4.43%   + 4.72%   + 7.81%
--------------------------------------------------------------------------------
Lehman Brothers 1 - 5 Year Government
  Bond Index**                             + 4.59%   + 5.31%   + 5.90%   + 7.84%
--------------------------------------------------------------------------------
Consumer Price Index*++                    + 3.56%   + 2.91%   + 2.88%   + 3.56%
--------------------------------------------------------------------------------

 * The Consumer Price Index is a popular measure of change in prices.
 + For the period from the commencement of investment operations, September 26,
   1988 to December 31, 1996.
** Source: Lipper Analytical Services.
++ Source: CDA/Wiesenberger. Benchmark comparisons begin on August 1, 1988.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results, including the contingent deferred sales charge (CDSC), reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on August 1, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share performance, including the CDSC, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO STRUCTURE AS OF DECEMBER 31, 1996
[PIE CHART]

U.S. Treasuries 48%
Government Agencies 45%
Mortgage Backed 4%
Other 3%


-------------------------------------------------------------------------------
    TAX FORM SUMMARY

    IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY
    REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.
-------------------------------------------------------------------------------
8

PORTFOLIO OF INVESTMENTS - December 31, 1996

Bonds - 97.1%

------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)            Value
------------------------------------------------------------------------------
U.S. Federal Agencies - 45.1%
    Federal Home Loan Mortgage Corp., 6.5s, 2001      $ 9,123     $  9,136,114
    Federal Home Loan Mortgage Corp., 7s, 2001         23,769       23,932,463
    Federal Home Loan Mortgage Corp., 7.625s, 2022      9,503        9,455,918
    Federal Home Loan Mortgage Corp., 8.5s,
      2024 - 2026                                      13,186       13,676,500
    Federal National Mortgage Assn., 7s, 2010              23           22,548
    Federal National Mortgage Assn., 7.1s, 2001         5,450        5,438,065
    Federal National Mortgage Assn., 7.5s,
      2009 - 2099                                      42,986       43,577,280
    Federal National Mortgage Assn., 8s, 2001           6,844        6,961,184
    Federal National Mortgage Assn., 8.5s,
      2001 - 2010                                      15,290       15,910,733
                                                                  ------------
                                                                  $128,110,805
------------------------------------------------------------------------------
U.S. Government Guaranteed - 52.0%
  Government National Mortgage Association - 4.1%
    GNMA, 7.5s, 2009                                  $    25     $     25,147
    GNMA, 8.5s, 2002 - 2010                             3,803        3,972,064
    GNMA, 9s, 2001 - 2007                               7,208        7,554,672
                                                                  ------------
                                                                  $ 11,551,883
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 47.9%
    U.S. Treasury Notes, 8.75s, 1997                  $29,000     $ 29,693,390
    U.S. Treasury Notes, 7.75s, 1999                   33,500       35,002,140
    U.S. Treasury Notes, 9.125s, 1999                  30,900       33,019,431
    U.S. Treasury Notes, 6.125s, 2001                   5,000        4,981,250
    U.S. Treasury Notes, 6.25s, 2001                   13,000       13,012,220
    U.S. Treasury Notes, 6.625s, 2001                  20,000       20,318,800
                                                                  ------------
                                                                  $136,027,231
------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                  $147,579,114
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $277,907,948)                       $275,689,919
------------------------------------------------------------------------------
Repurchase Agreement - 2.1%
------------------------------------------------------------------------------
    Investments in repurchase agreements with
      Goldman Sachs, in a joint trading account
      ($5,784,000 par), dated 12/31/96, due
      1/01/97, total to be received by the Fund,
      $5,786,121, collateralized by various U.S.
      Treasury and federal agency obligations
      (with $65,939,000 par and valued at
      $65,464,808), at Cost                           $ 5,784     $  5,784,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $283,691,948)                 $281,473,919
Other Assets, Less Liabilities - 0.8%                                2,360,381
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $283,834,300
------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $283,691,948)             $281,473,919
  Cash                                                                   231,840
  Receivable for Fund shares sold                                        691,598
  Receivable for investments sold                                      9,205,505
  Interest receivable                                                  2,630,012
  Other assets                                                             3,330
                                                                    ------------
      Total assets                                                  $294,236,204
                                                                    ------------
Liabilities:
  Payable for Fund shares reacquired                                $    576,872
  Payable for investments purchased                                    9,131,172
  Distributions payable                                                  504,766
  Payable to affiliates -
    Distribution fee                                                      24,930
    Management fee                                                         9,286
    Shareholder servicing agent fee                                        3,682
  Accrued expenses and other liabilities                                 151,196
                                                                    ------------
      Total liabilities                                             $ 10,401,904
                                                                    ------------
Net assets                                                          $283,834,300
                                                                    ------------
Net assets consist of:
  Paid-in capital                                                   $307,166,208
  Unrealized depreciation on investments                              (2,218,029)
  Accumulated net realized loss on investments                       (21,023,868)
  Accumulated distributions in excess of net investment income           (90,011)
                                                                    ------------
      Total                                                         $283,834,300
                                                                    ============
Shares of beneficial interest outstanding                             33,770,105
                                                                    ============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $226,976,084 / 26,989,613 shares of
    beneficial interest outstanding)                                $       8.41
                                                                    ============
  Offering price per share (100/97.5 of net asset value per
    share)                                                          $       8.63
                                                                    ============
Class B shares:
  Net asset value and offering price per share
    (net assets of $34,643,156 / 4,127,694 shares of
    beneficial interest outstanding)                                $       8.39
                                                                    ============
Class C shares:
  Net asset value and offering price per share
    (net assets of $22,215,060 / 2,652,798 shares of
    beneficial interest outstanding)                                $       8.37
                                                                    ============
On sales of $100,000 or more, the offering price of Class A
shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C
shares.

See notes to financial statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1996
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 21,845,689
                                                                    ------------
  Expenses -
    Management fee                                                  $  1,185,293
    Trustees' compensation                                                41,656
    Shareholder servicing agent fee (Class A)                            363,114
    Shareholder servicing agent fee (Class B)                             74,543
    Shareholder servicing agent fee (Class C)                             30,547
    Distribution and service fee (Class A)                               363,114
    Distribution and service fee (Class B)                               325,993
    Distribution and service fee (Class C)                               203,644
    Custodian fee                                                        126,148
    Postage                                                               38,351
    Auditing fees                                                         34,250
    Printing                                                              20,109
    Legal fees                                                             5,533
    Miscellaneous                                                        150,226
                                                                    ------------
      Total expenses                                                $  2,962,521
    Fees paid indirectly                                                 (43,583)
                                                                    ------------
      Net expenses                                                  $  2,918,938
                                                                    ------------
        Net investment income                                       $ 18,926,751
                                                                    ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis)                             $ (4,741,975)
  Change in unrealized depreciation                                   (6,064,184)
                                                                    ------------
    Net realized and unrealized loss on investments                 $(10,806,159)
                                                                    ------------
      Increase in net assets from operations                        $  8,120,592
                                                                    ============

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------
Year Ended December 31,                                     1996          1995
----------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                               $  18,926,751   $ 19,387,987
  Net realized loss on investments                       (4,741,975)    (3,334,299)
  Net unrealized gain (loss) on investments              (6,064,184)    11,705,046
                                                      -------------   ------------
    Increase in net assets from operations            $   8,120,592   $ 27,758,734
                                                      -------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                $ (15,042,192)  $(16,740,225)
  From net investment income (Class B)                   (1,810,243)    (1,710,513)
  From net investment income (Class C)                   (1,094,415)      (459,749)
                                                      -------------   -------------
    Total distributions declared to shareholders      $ (17,946,850)  $(18,910,487)
                                                      -------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                    $  92,855,987   $ 98,891,174
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                     11,747,911     12,202,052
  Cost of shares reacquired                            (111,021,792)  (104,337,806)
                                                      -------------   ------------
    Increase (decrease) in net assets from Fund
      share transactions                              $  (6,417,894)  $  6,755,420
                                                      -------------   ------------
      Total increase (decrease) in net assets         $ (16,244,152)  $ 15,603,667
Net assets:
  At beginning of period                                300,078,452    284,474,785
                                                      -------------   ------------
  At end of period (including accumulated
    distributions in excess of net investment income
    of $90,011 and $213,793, respectively)            $ 283,834,300   $300,078,452
                                                      =============   ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------
Year Ended December 31,    1996       1995       1994       1993       1992       1991
----------------------------------------------------------------------------------------
                         Class A
----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset
  value - beginning of
  period                 $   8.68   $   8.42   $   8.99   $   8.98   $   9.06   $   9.09
                         --------   --------   --------   --------   --------   --------
Income from investment
  operations# -
  Net investment income  $   0.56   $   0.59   $   0.54   $   0.52   $   0.49   $   0.52
  Net realized and
    unrealized gain
    (loss) on
    investments             (0.30)      0.25      (0.61)      0.10       0.07       0.21
                         --------   --------   --------   --------   --------   --------
      Total from
        investment
        operations       $   0.26   $   0.84   $  (0.07)  $   0.62   $   0.56   $   0.73
                         --------   --------   --------   --------   --------   --------
Less distributions
  declared to
  shareholders -
  From net investment
    income               $  (0.53)  $  (0.58)  $  (0.50)  $  (0.51)  $  (0.45)  $  (0.49)
  From net realized gain
    on investments            --         --         --       (0.10)     (0.14)        --
  From paid-in capital        --         --         --          --      (0.05)     (0.27)
                         --------   --------   --------   --------   --------   --------
      Total
        distributions
        declared to
        shareholders     $  (0.53)  $  (0.58)  $  (0.50)  $  (0.61)  $  (0.64)  $  (0.76)
                         --------   --------   --------   --------   --------   --------
Net asset value - end of
  period                 $   8.41   $   8.68   $   8.42   $   8.99   $   8.98   $   9.06
                         --------   --------   --------   --------   --------   --------
Total return++               2.98%     10.36%     (0.76)%     7.00%      6.51%      8.44%
Ratios (to average net
  assets)/Supplemental
  data:
  Expenses##                 0.84%      0.88%      0.89%      1.14%      1.38%      1.33%
  Net investment income      6.55%      6.91%      6.28%      5.62%      5.50%      5.89%
Portfolio turnover            301%       447%       328%       247%       391%     1,256%
Net assets at end of
  period (000 omitted)   $226,976   $248,955   $257,154   $345,597   $296,788   $365,644

  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   # Per share data for periods subsequent to December 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------
                                                     Year Ended
                                 Year Ended         February 28,         Year Ended
                                December 31,    --------------------    December 31,
                                  1990sec.        1990       1989*          1996
------------------------------------------------------------------------------------
                                   Class A                                 Class B
------------------------------------------------------------------------------------
Per share data (for a share
outstanding throughout each
period):
Net asset value - beginning of
  period                          $   9.33      $   9.51    $   9.63      $   8.67
                                  --------      --------    --------      --------
Income from investment
  operations# -
  Net investment income           $   0.53      $   0.69    $   0.23      $   0.47
  Net realized and unrealized
    gain (loss) on investments          --          0.10       (0.11)        (0.30)
                                   -------      --------    --------      --------
      Total from investment
        operations                $   0.53      $   0.79    $   0.12      $   0.17
                                  --------      --------    --------      --------
Less distributions declared to
  shareholders -
  From net investment income      $  (0.48)     $  (0.67)   $  (0.17)     $  (0.45)
  From net realized gain on
    investments                         --         (0.14)      (0.02)           --
  From paid-in capital               (0.29)        (0.16)      (0.05)           --
                                  --------      --------    --------      --------
      Total distributions
        declared to
        shareholders              $  (0.77)     $  (0.97)   $  (0.24)     $  (0.45)
                                  --------      --------    --------      --------
Net asset value - end of
  period                          $   9.09      $   9.33    $   9.51      $   8.39
                                  --------      --------    --------      --------
Total return++                        7.39%+        8.43%       3.02%+        2.08%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                          1.40%+        1.43%       1.41%+        1.72%
  Net investment income               7.01%+        7.16%       6.97%+        5.67%
Portfolio turnover                     845%          615%        170%          301%
Net assets at end of period
  (000 omitted)                   $427,849      $350,011    $117,584      $ 34,643

sec. For the 10 months ended December 31, 1990.
   * For the period from the commencement of investment operations, September 26, 1988 to February 28, 1989.
   + Annualized.
  ++ Total returns for Class A shares do not include the applicable sales charge.
     If the charge had been included, the results would have been lower.
   # Per share data for periods subsequent to December 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

-------------------------------------------------------------------------------

  Year Ended December 31,    1995       1994      1993**      1996      1995     1994***
  ---------------------------------------------------------------------------------------

                            Class B                         Class C
  ---------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                 $  8.41   $   8.98   $   9.17   $   8.65   $  8.39   $   8.62
                            -------    -------    -------    -------   -------     ------
Income from investment
  operations# -
  Net investment income     $  0.51   $   0.47   $   0.12   $   0.48   $  0.51   $   0.17
  Net realized and
    unrealized gain (loss)
    on investments             0.25      (0.62)     (0.17)     (0.30)     0.25      (0.20)
                            -------    -------    -------    -------   -------     ------
      Total from investment
        operations          $  0.76   $  (0.15)  $  (0.05)  $   0.18   $  0.76   $  (0.03)
                            -------    -------    -------    -------   -------     ------
Less distributions declared
  to shareholders -
  From net investment
    income                  $ (0.50)  $  (0.42)  $  (0.11)  $  (0.46)  $ (0.50)  $  (0.20)
  From net realized gain on
    investments               --         --         (0.03)     --        --         --
                            -------    -------    -------    -------   -------     ------
      Total distributions
        declared to
        shareholders        $ (0.50)  $  (0.42)  $  (0.14)  $  (0.46)  $ (0.50)  $  (0.20)
                            -------    -------    -------    -------   -------     ------
Net asset value - end of
  period                    $  8.67   $   8.41   $   8.98   $   8.37   $  8.65   $   8.39
                            -------    -------    -------    -------   -------     ------
Total return                  9.31%    (1.65)%    (1.54)%+     2.12%     9.33%    (0.33)%++
Ratios (to average net
  assets)/Supplemental
  data:
  Expenses##                  1.74%      1.79%      1.83%+     1.69%     1.73%      1.62%+
  Net investment income       6.02%      5.42%      4.58%+     5.68%     5.87%      6.10%
Portfolio turnover             447%       328%       247%       301%      447%       328%
Net assets at end of period
  (000 omitted)             $33,759   $ 23,918   $ 11,268   $ 22,215   $17,365   $  3,403
  **  For the period from the commencement of offering of Class B shares, September
      7, 1993 to December 31, 1993.
 ***  For the period from the commencement of offering of Class C shares, August 1,
      1994 to December 31, 1994.
   +  Annualized.
  ++  Not annualized.
   #  Per share data for periods subsequent to December 31, 1993 is based on average shares outstanding.
  ##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Limited Maturity Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward-delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $856,119 was reclassified from accumulated net realized loss on investments to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,968,145, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002 ($14,381,215), December 31, 2003 ($2,302,419)
and December 31, 2004 ($4,284,511).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,181 for the year ended December 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $27,345 for the year ended December 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $13,230 for the year ended December 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended December 31, 1996 were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,814 and $127 for Class B and Class C shares, respectively, for the year ended December 31, 1996. Fees incurred under the distribution plans during the year ended December 31, 1996 were 0.96% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

A contingent deferred sales charge is imposed on shareholder redemption of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1996 were $6,765, $131,522 and $2,718 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                        PURCHASES         SALES
----------------------------------------------------------------------------------
U.S. government securities                             $835,900,576    $849,500,403
                                                       ============    ============

The cost and unrealized depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                         $283,758,452
                                                                       ============
Gross unrealized depreciation                                          $ (2,457,322)
Gross unrealized appreciation                                               172,789
                                                                       ------------
    Net unrealized depreciation                                        $ (2,284,533)
                                                                       ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                Year Ended December 31,       Year Ended December 31,
                                         1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------
Shares sold                    5,719,260     $ 48,727,419    6,429,099     $ 55,071,853
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,141,768        9,677,959    1,254,515       10,748,996
Shares reacquired             (8,536,403)     (72,327,666)  (9,556,148)     (81,707,574)
                              ----------     ------------   ----------     ------------
    Net decrease              (1,675,375)    $(13,922,288)  (1,872,534)    $(15,886,725)
                              ==========     ============   ==========     ============

Class B Shares

                                Year Ended December 31,       Year Ended December 31,
                                         1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------
Shares sold                    2,611,809     $ 22,099,165    2,787,579     $ 23,805,586
Shares issued to
  shareholders in
  reinvestment of
  distributions                  135,194        1,143,275      123,565        1,057,296
Shares reacquired             (2,513,098)     (21,287,379)  (1,862,226)     (15,909,193)
                              ----------     ------------   ----------     ------------
    Net increase                 233,905     $  1,955,061    1,048,918     $  8,953,689
                              ==========     ============   ==========     ============

Class C Shares

                                Year Ended December 31,       Year Ended December 31,
                                         1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------
Shares sold                    2,592,106     $ 22,029,403    2,341,030     $ 20,013,735
Shares issued to
  shareholders in
  reinvestment of
  distributions                  109,719          926,677       46,197          395,760
Shares reacquired             (2,056,120)     (17,406,747)    (785,621)      (6,721,039)
                              ----------     ------------    ---------     ------------
    Net increase                 645,705     $  5,549,333    1,601,606     $ 13,688,456
                              ==========     ============   ==========     ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS, or an affiliate of MFS, in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the acquisition of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1996 was $3,108.

20

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Limited Maturity Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the periods prior to the year ended December 31, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Limited Maturity Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                      /S/Ernst & Young LLP
February 3, 1997

    ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

Introducing a quick and easy way to learn some financial basics:


                             THE ABCs OF INVESTING

                      part of MFS(R) Heritage Planning(SM)

                       [Picture of children with blocks]


This series of brief messages provides an overview of investment topics, including:

* Dollar-cost Averaging: a simple method of investing that could work for anyone

*  Interest Rate Changes: What every fixed-income investor should know

*  Lump-sum Rollovers: how to handle a windfall

*  Professional Financial Advisers: why even smart investors may need one

* Straw into Gold: tips for weaving small lifestyle changes into dollars to invest

*  Weathering Market Downturns: how to maintain perspective

*  Basic Steps Smart Investors Take Automatically

The series will include messages on other topics as they become available.

You can read through each topic quickly -- in five minutes at most. Of course, these materials are not designed to turn you into an expert. Your financial adviser can provide more information on any of the ABC subjects. A conversation with your adviser might also provide an opportune occasion to review your portfolio and to assess your present and future financial needs.

To request your free copy of THE ABCS OF INVESTING series, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

As part of MFS Heritage Planning, your adviser has access to a wide range of MFS materials he or she would be happy to share with you on topics related to the intergenerational concerns of people today. These include financing college tuition and a secure retirement, eldercare, tax-smart gifting strategies, estate and health care planning, and other issues.

It's Easy to Contact Us

[LOGO]
MFS AUTOMATED INFORMATION

  ACCOUNT INFORMATION:
  Call 1-800-MFS-TALK (1-800-637-8255)
  anytime.

  INVESTMENT OUTLOOK:
  Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[LOGO]
MFS PERSONAL SERVICE

  ACCOUNT SERVICE/LITERATURE:
  Call 1-800-225-2606 any business day
  from 8 a.m. to 8 p.m. Eastern time.

  PRODUCT INFORMATION:
  Call 1-800-637-2929 any business day
  from 9 a.m. to 5 p.m. Eastern time.

  IRA SERVICE:
  Call 1-800-637-1255 any business day
  from 9 a.m. to 5 p.m. Eastern time.

  SERVICE FOR THE HEARING-IMPAIRED:
  Call 1-800-637-6576 any business day
  from 9 a.m. to 5 p.m. Eastern time (TDD required).

[LOGO]
MFS ADDRESSES

  MFS Service Center, Inc.
  P.O. Box 2281
  Boston, MA 02107-9906

  WORLD WIDE WEB:
  www.mfs.com

THE MFS FAMILY OF FUNDS(R)
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.


STOCK
-------------------------------------------------------------------
Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS(R) Capital Growth Fund

MFS(R) Emerging Growth Fund

MFS(R) Gold & Natural Resources Fund

MFS(R) Growth Opportunities Fund

MFS(R) Managed Sectors Fund

MFS(R) OTC Fund

MFS(R) Research Fund

MFS(R) Research Growth and Income Fund

MFS(R) Value Fund


STOCK AND BOND
-------------------------------------------------------------------
MFS(R) Total Return Fund

MFS(R) Utilities Fund


BOND
-------------------------------------------------------------------
MFS(R) Bond Fund

MFS(R) Government Mortgage Fund

MFS(R) Government Securities Fund

MFS(R) High Income Fund

MFS(R) Intermediate Income Fund

MFS(R) Strategic Income Fund


LIMITED MATURITY BOND
-------------------------------------------------------------------
MFS(R) Government Limited Maturity Fund

MFS(R) Limited Maturity Fund

MFS(R) Municipal Limited Maturity Fund

WORLD
-------------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets
  Equity Fund

MFS(R)/Foreign & Colonial International
  Growth Fund

MFS(R)/Foreign & Colonial International
  Growth and Income Fund

MFS(R) World Asset Allocation Fundsm

MFS(R) World Equity Fund

MFS(R) World Governments Fund

MFS(R) World Growth Fund

MFS(R) World Total Return Fund


NATIONAL TAX-FREE BOND
-------------------------------------------------------------------
MFS(R) Municipal Bond Fund

MFS(R) Municipal High Income Fund

MFS(R) Municipal Income Fund


STATE TAX-FREE BOND
-------------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland,

Massachusetts, Mississippi, New York, North Carolina, Pennsylvania,

South Carolina, Tennessee, Virginia,

West Virginia


MONEY MARKET
-------------------------------------------------------------------
MFS(R) Cash Reserve Fund

MFS(R) Government Money Market Fund

MFS(R) Money Market Fund

MFS[REGISTRATION MARK] GOVERNMENT LIMITED MATURITY FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President

RICHARD B. BAILEY* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

MARSHALL N. COHAN - Private Investor

LAWRENCE H. COHN, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

THE HON. SIR J. DAVID GIBBONS, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

ABBY M. O'NEILL - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

WALTER E. ROBB, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

ARNOLD D. SCOTT* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

JEFFREY L. SHAMES* - President and Director, Massachusetts Financial Services Company

J. DALE SHERRATT - President, Insight Resources, Inc. (acquisition planning specialists)

WARD SMITH - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
STEVEN E. NOTHERN*

TREASURER
W. THOMAS LONDON*

ASSISTANT TREASURER
JAMES O. YOST*

SECRETARY
STEPHEN E. CAVAN*

ASSISTANT SECRETARY
JAMES R. BORDEWICK, JR.*

* Affiliated with the Investment Adviser


CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com

[DALBAR #1 LOGO] For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

[Set horizontally on page]

MFS(R) GOVERNMENT LIMITED MATURITY FUND  [DALBAR #1 Logo]
                                                                BULK RATE
500 Boylston Street                                             U.S. POSTAGE
Boston, MA 02116                                                PAID
                                                                PERMIT #55638
[MFS(SM) Logo]                                                  BOSTON, MA
INVESTMENT MANGEMENT

WE INVENTED THE MUTUAL FUND(TM)



(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


                                                     MGL-2 2/97/20M  28/228/328

  MFS(R) GOVERNMENT LIMITED MATURITY     [DALBAR LOGO]
  FUND                                                     ---------------------
  500 Boylston Street                                      BULK RATE
  Boston, MA 02116                                         U.S. POSTAGE
  LOGO                                                     PAID
                                                           PERMIT #55638
                                                           BOSTON, MA
                                                           ---------------------


(C)1997 MFS Fund Distributors, Inc.,                   MGL-2 2/97/20M 28/228/328
   500 Boylston Street, Boston, MA 02116

                                     PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (A)  FINANCIAL STATEMENTS INCLUDED IN PART A:
               For the six years ended December 31, 1996, for the ten-month period ended December 31, 1990, for the year ended February 28, 1990, and for the period from September 26, 1988 (commencement of operations) to February 28, 1989:

                   Financial Highlights

               Financial Statements Included in Part B:
                 At December 31, 1996:

                   Portfolio of Investments*
                   Statement of Assets and Liabilities*


                 For the year ended December 31, 1996:
                   Statement of Operations*

                 For the two years ended December 31, 1996:
                   Statement of Changes in Net Assets*

-----------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated December 31, 1996, filed via EDGAR with the SEC on February 24, 1997.

          (B)  EXHIBITS

               1  (a)  Amended and Restated Declaration of Trust, dated
                       February 8, 1995. (1)


                  (b)  Amendment to Declaration of Trust, dated June 12, 1996.
                       (8)

                  (c) Amendment to Declaration of Trust dated December 19, 1996; filed herewith.


               2       Amended and Restated By-Laws, dated December 14, 1994.
                       (1)

               3       Not Applicable.


               4       Form of Share Certificate for Classes of Shares. (7)


               5       Investment Advisory Agreement, dated August 10, 1988. (6)

               6  (a)  Distribution Agreement, dated January 1, 1995. (1)

                  (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD"), and a dealer dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994. (2)

               7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (6)

               8  (a)  Custodian Agreement, dated August 10, 1988. (6)

                  (b) Amendment No. 1 to Custodian Agreement, dated August 10, 1988. (6)

                  (c) Amendment No. 2 to Custodian Agreement, dated August 9, 1989. (6)

                  (d) Amendment No. 3 to Custodian Agreement, dated October 1, 1989. (6)

                  (e) Amendment No. 4 to Custodian Agreement, dated October 9, 1991. (6)

               9  (a)  Shareholder Servicing Agent Agreement, dated August
                       10, 1988. (6)


                  (b) Amendment to Exhibit B of the Shareholder Servicing Agent Agreement to amend fee schedule dated January 1, 1997; filed herewith.

                  (c) Exchange Privilege Agreement, dated September 1, 1993 as amended and restated through and including January 1, 1997. (10)

                  (d) Loan Agreement by and among the Banks named therein, the MFS Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995. (4)

                  (e) Master Administrative Services Agreement dated March 1, 1997. (9)

                  (f) Dividend Disbursing Agency Agreement dated August 10, 1988. (6)

              10 Consent and Opinion of Counsel for the fiscal year ended December 31, 1996, filed with the Rule 24f-2 Notice on February 26, 1997.

              11       Consent of Ernst & Young LLP; filed herewith.


              12       Not Applicable.

              13       Not Applicable.

              14  (a)  Forms for Individual Retirement Account Disclosure
                       Statement as currently in effect.  (5)

                  (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (5)

                  (c) Forms for MFS Prototype Paired Defined Contribution Plans and Trust Agreement as currently in effect. (5)


               15 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997 and amended thereto on April 10, 1997; filed herewith.


               16      Schedule of Computation for Performance Quotations:
                       Average Annual Total Return and Aggregate Total Return, Distribution Rate and Standardized Yield Calculation. (1)


               17      Financial Data Schedules; filed herewith.


               18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (7)

                       Power of Attorney, dated August 11, 1994. (1)
-----------------------------
(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 14 filed with the SEC via EDGAR on April 28, 1995.
(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(4) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
(5) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
(6) Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on October 19, 1995.
(7) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.

(8) Incorporated by reference to the Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on August 29, 1996.
(9) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.
(10) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on February 27, 1997.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

      (1)                                                      (2)
TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS


Class A Shares of Beneficial Interest                        7,216
      (without par value)                            (as of March 31, 1997)

Class B Shares of Beneficial Interest                        1,621
      (without par value)                            (as of March 31, 1997)

Class C Shares of Beneficial Interest                          673
      (without par value)                            (as of March 31, 1997)

Class I Shares of Beneficial Interest                            2
      (without par value)                            (as of March 31, 1997)



ITEM 27.  INDEMNIFICATION

          Reference is hereby made to (a) Article V of Registrant's Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 14, filed with the SEC on April 28, 1995 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on October 19, 1995.

          The Trustees and Officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Fund (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

          MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS

          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

          MFS SERIES TRUST II

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST III

          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST IV
          MFS SERIES TRUST IX

          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VII

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VIII

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL SERIES TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS VARIABLE INSURANCE TRUST
          MFS UNION STANDARD TRUST
          MFS INSTITUTIONAL TRUST

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MULTIMARKET INCOME TRUST
          MFS CHARTER INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SPECIAL VALUE TRUST

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS/SUN LIFE SERIES TRUST

          John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          WORLD GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT


          John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

          MIL

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Senior Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

          MIL-UK

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

          MIL FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

          MFS MERIDIAN FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

          MFD

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

          CIAI

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSI

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          A. Keith Brodkin            Director, Sun Life Assurance Company of
                                        Canada (U.S.), One Sun Life Executive
                                        Park, Wellesley Hills, Massachusetts
                                      Director, Sun Life Insurance and Annuity
                                        Company of New York, 67 Broad Street,
                                        New York, New York

          Donald A. Stewart           President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West, Toronto,
                                        Ontario, Canada (Mr. Stewart is also an
                                        officer and/or Director of various
                                        subsidiaries and affiliates of Sun Life)

          John D. McNeil              Chairman, Sun Life Assurance Company of
                                        Canada, Sun Life Centre, 150 King Street
                                        West, Toronto, Ontario, Canada (Mr.
                                        McNeil is also an officer and/or
                                        Director of various subsidiaries and
                                        affiliates of Sun Life)

          Joseph W. Dello Russo       Director of Mutual Fund Operations, The
                                        Boston Company, Exchange Place, Boston,
                                        Massachusetts (until August, 1994)

ITEM 29.  DISTRIBUTORS

          (a)  Reference is hereby made to Item 28 above.

          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                     ADDRESS

          Massachusetts Financial            500 Boylston Street
            Services Company (investment     Boston, MA 02116
            (adviser)

          MFS Fund Distributors, Inc.        500 Boylston Street
            (principal underwriter)          Boston, MA  02116

          State Street Bank and Trust        State Street South
            Company (custodian)              5 - West
                                             North Quincy, MA  02171

          MFS Service Center, Inc.           500 Boylston Street
            (transfer agent)                 Boston, MA  02116

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)    Not applicable.

          (b)    Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of April, 1997.

                              MFS GOVERNMENT LIMITED MATURITY FUND

                              By:      JAMES R. BORDEWICK, JR.
                              Name:    James R. Bordewick, Jr.
                              Title:   Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1997.

        SIGNATURE                                        TITLE
        ---------                                        -----

A. KEITH BRODKIN*                        Chairman, President (Principal
------------------------------             Executive Officer) and Trustee
A. Keith Brodkin

W. THOMAS LONDON*                        Treasurer (Principal Financial Officer
------------------------------             and Principal Accounting Officer)
W. Thomas London

RICHARD B. BAILEY*                       Trustee
------------------------------
Richard B. Bailey

MARSHALL N. COHAN*                       Trustee
------------------------------
Marshall N. Cohan

LAWRENCE H. COHN, M.D.*                  Trustee
------------------------------
Lawrence H. Cohn, M.D.

SIR J. DAVID GIBBONS*                    Trustee
------------------------------
Sir J. David Gibbons

ABBY M. O'NEILL*                         Trustee
------------------------------
Abby M. O'Neill

WALTER E. ROBB, III*                     Trustee
------------------------------
Walter E. Robb, III

ARNOLD D. SCOTT*                         Trustee
------------------------------
Arnold D. Scott

JEFFREY L. SHAMES*                       Trustee
------------------------------
Jeffrey L. Shames

J. DALE SHERRATT*                        Trustee
------------------------------
J. Dale Sherratt

WARD SMITH*                              Trustee
------------------------------
Ward Smith

                                         *By:       JAMES R. BORDEWICK, JR.
                                         Name:      James R. Bordewick, Jr.
                                                    as Attorney-in-fact

                                         Executed by James R. Bordewick, Jr. on
                                         behalf of those indicated pursuant to a
                                         Power of Attorney dated August 11,
                                         1994, incorporated by reference to the
                                         Registrant's Post-Effective Amendment
                                         No. 14 filed with the Securities and
                                         Exchange Commission via EDGAR on April
                                         28, 1995.

                                INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                                    PAGE NO.

     1 (c)  Amendment to Declaration of Trust dated December 19, 1996.


     9 (b) Amendment to Exhibit B of the Shareholder Servicing Agent Agreement to amend fee schedule dated January 1, 1997.


    11      Consent of Ernst & Young LLP.

    15      Master Distribution Plan pursuant to Rule 12b-1 under the Investment
            Company Act of 1940, effective January 1, 1997 and amended thereto on April 10, 1997.

    17      Financial Data Schedules.